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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Thermo Vision Corporation:


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Amendment No. 2 to Registration Statement on Form S-1 and related Prospectus of Thermo Vision Corporation.


                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts

November 14, 1997